EXHIBIT 10.3
AMENDMENT NO. 1 TO FINANCING AGREEMENT
          This AMENDMENT NO. 1 TO FINANCING AGREEMENT (this “Amendment”), dated as of May 24, 2007, is entered into by and among LOUD TECHNOLOGIES INC., a Washington corporation (“Parent” or “US Borrower”), and GRACE ACQUISITIONCO LIMITED, a company incorporated under the laws of England and Wales with registered number 06078534 (“UK Borrower”), each subsidiary of the Parent listed on the signature pages hereto, the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), ABLECO FINANCE LLC, a Delaware limited liability company (“Ableco”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and GMAC COMMERCIAL FINANCE LLC (“GMAC”), as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).
RECITALS
          WHEREAS, Parent, the UK Borrower, each subsidiary of the Parent listed on the signature pages thereto (such subsidiaries, together with Parent and UK Borrower, each a “Loan Party” and collectively the “Loan Parties”), the Agents, and the Lenders are parties to that certain Financing Agreement, dated as of March 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”); and
          WHEREAS, the Loan Parties have requested that the Lenders amend the Financing Agreement, in each case as provided below, and the Lenders are willing to accommodate the Loan Parties’ requests, but only on the terms and subject to the conditions specified herein.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement, as amended hereby.
2. Amendments To Financing Agreement.
     (a) The definition of “TTM EBITDA” in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety as follows:
          ”“TTM EBITDA” means, as of any date of determination and with respect to a Person, the Consolidated EBITDA of such Person and its Subsidiaries for the period of 12 consecutive months most recently ended; provided, however, that (a) in the case of the First Test Period, TTM EBITDA shall be calculated as (i) the Consolidated EBITDA of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the First Test Period, times (ii) 6.00, (b) in the case of the Second Test Period, TTM EBITDA shall be calculated as (i) the Consolidated EBITDA of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the Second Test Period, times (ii) 2.40, (c) in the case of the Third Test Period, TTM EBITDA shall be calculated as (i) the

Consolidated EBITDA of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the Third Test Period, times (ii) 1.50, and (d) in the case of the Fourth Test Period, TTM EBITDA shall be calculated as (i) the Consolidated EBITDA of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the Fourth Test Period, times (ii) 1.09.”
     (b) The definition of “Fixed Charge Coverage Ratio” appearing in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety as follows:
          ““Fixed Charge Coverage Ratio” means, with respect to any Person for any period, the ratio of (i) the TTM EBITDA of such Person and its Subsidiaries calculated as of the last day of such period, minus the sum of (A) TTM Capital Expenditures made by such Person and its Subsidiaries calculated as of the last day of such period plus (B) the TTM Income Tax Liabilities calculated as of the last day of such period, to the extent that such amount is greater than zero to (ii) TTM Fixed Charges calculated as of the last day of such period.”
     (c) Section 1.01 of the Financing Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:
““First Test Period” means the period ended on June 30, 2007.”
““Second Test Period” means the period ended on September 30, 2007.”
““Third Test Period” means the period ended on December 31, 2007.”
““Fourth Test Period” means the period ended on March 31, 2008.”
          ““TTM Capital Expenditures” means, as of any date of determination and with respect to a Person, the Capital Expenditures of such Person and its Subsidiaries for the 12 consecutive months most recently ended; provided, however, that (a) in the case of the First Test Period, TTM Capital Expenditures shall be calculated as (i) the Capital Expenditures of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the First Test Period, times (ii) 6.00, (b) in the case of the Second Test Period, TTM Capital Expenditures shall be calculated as (i) the Capital Expenditures of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the Second Test Period, times (ii) 2.40, (c) in the case of the Third Test Period, TTM Capital Expenditures shall be calculated as (i) the Capital Expenditures of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the Third Test Period, times (ii) 1.50, and (d) in the case of the Fourth Test Period, TTM Capital Expenditures shall be calculated as (i) the Capital Expenditures of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the Fourth Test Period, times (ii) 1.09.”
          ““TTM Fixed Charges” means, as of any date of determination and with respect to a Person for the 12 consecutive months most recently ended, the sum of (A) all principal of Indebtedness of such Person and its Subsidiaries scheduled to be paid during such period (excluding the amount of any prepayments of such Indebtedness that were made in prior periods), plus (B) Consolidated Net Interest Expense of such Person and its Subsidiaries for such

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period, plus (C) cash dividends or distributions paid by such Person and its Subsidiaries (other than, in the case of the Parent, dividends or distributions paid to the Parent or its wholly-owned Subsidiaries) for such period; provided, however, that (a) in the case of the First Test Period, TTM Fixed Charges shall be calculated as (i) the sum of (A) all principal of Indebtedness of such Person and its Subsidiaries scheduled to be paid for the period from and after May 1, 2007 up to and including the last day of the First Test Period (excluding the amount of any prepayments of such Indebtedness that were made in prior periods), plus (B) Consolidated Net Interest Expense of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the First Test Period, plus (C) cash dividends or distributions paid by such Person and its Subsidiaries (other than, in the case of the Parent, dividends or distributions paid to the Parent or its wholly-owned Subsidiaries) for the period from and after May 1, 2007 up to and including the last day of the First Test Period, times (ii) 6.00, (b) in the case of the Second Test Period, TTM Fixed Charges shall be calculated as (i) the sum of (A) all principal of Indebtedness of such Person and its Subsidiaries scheduled to be paid for the period from and after May 1, 2007 up to and including the last day of the Second Test Period (excluding the amount of any prepayments of such Indebtedness that were made in prior periods), plus (B) Consolidated Net Interest Expense of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the Second Test Period, plus (C) cash dividends or distributions paid by such Person and its Subsidiaries (other than, in the case of the Parent, dividends or distributions paid to the Parent or its wholly-owned Subsidiaries) for the period from and after May 1, 2007 up to and including the last day of the Second Test Period, times (ii) 2.40, (c) in the case of the Third Test Period, TTM Fixed Charges shall be calculated as (i) the sum of (A) all principal of Indebtedness of such Person and its Subsidiaries scheduled to be paid for the period from and after May 1, 2007 up to and including the last day of the Third Test Period (excluding the amount of any prepayments of such Indebtedness that were made in prior periods), plus (B) Consolidated Net Interest Expense of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the Third Test Period, plus (C) cash dividends or distributions paid by such Person and its Subsidiaries (other than, in the case of the Parent, dividends or distributions paid to the Parent or its wholly-owned Subsidiaries) for the period from and after May 1, 2007 up to and including the last day of the Third Test Period, times (ii) 1.50, and (d) in the case of the Fourth Test Period, TTM Fixed Charges shall be calculated as (i) the sum of (A) all principal of Indebtedness of such Person and its Subsidiaries scheduled to be paid for the period from and after May 1, 2007 up to and including the last day of the Fourth Test Period (excluding the amount of any prepayments of such Indebtedness that were made in prior periods), plus (B) Consolidated Net Interest Expense of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the Fourth Test Period, plus (C) cash dividends or distributions paid by such Person and its Subsidiaries (other than, in the case of the Parent, dividends or distributions paid to the Parent or its wholly-owned Subsidiaries) for the period from and after May 1, 2007 up to and including the last day of the Fourth Test Period, times (ii) 1.09.”
          ““TTM Income Tax Liabilities” means, as of any date of determination and with respect to a Person, all income tax liabilities (after the application of any refunds or credits) of such Person and its Subsidiaries for the 12 consecutive months most recently ended; provided, however, that (a) in the case of the First Test Period, TTM Income Tax Liabilities shall be calculated as (i) all income tax liabilities (after the application of any refunds or credits) of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last

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day of the First Test Period, times (ii) 6.00, (b) in the case of the Second Test Period, TTM Income Tax Liabilities shall be calculated as (i) all income tax liabilities (after the application of any refunds or credits) of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the Second Test Period, times (ii) 2.40, (c) in the case of the Third Test Period, TTM Income Tax Liabilities shall be calculated as (i) all income tax liabilities (after the application of any refunds or credits) of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the Third Test Period, times (ii) 1.50, and (d) in the case of the Fourth Test Period, TTM Income Tax Liabilities shall be calculated as (i) all income tax liabilities (after the application of any refunds or credits) of such Person and its Subsidiaries for the period from and after May 1, 2007 up to and including the last day of the Fourth Test Period, times (ii) 1.09.”
3. First Amendment Fee. Parent hereby agrees to pay to Collateral Agent for the ratable benefit of the Lenders an amendment fee in an amount equal to $75,000 (the “First Amendment Fee”) which shall fully earned and due and payable in full in immediately available funds on the date hereof and shall be non-refundable when paid.
4. Limited Amendments; Full Force And Effect. The amendments set forth in Section 2 of this Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment of any other term or condition of the Financing Agreement or the other Loan Documents, to prejudice any right or remedy which the Agents or the Lenders may now have or may have in the future under or in connection with the Financing Agreement or the other Loan Documents or (b) to be a consent or waiver to any future amendment or departure from the terms and conditions of the Financing Agreement or the other Loan Documents. This Amendment shall be construed in connection with and as part of the Loan Documents, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
5. Representations And Warranties. Each Loan Party hereby represents and warrants to each Agent and each Lender as follows:
     (a) Each has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party. The articles of organization and operating agreement of each Loan Party have not been amended since the Effective Date;
     (b) The execution, delivery, and performance by each Loan Party of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except where any such default,

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noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to result in a Material Adverse Effect;
     (c) This Amendment has been duly executed and delivered by each Loan Party. This Amendment and each Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, and is in full force and effect, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws;
     (d) The execution, delivery and performance by each Loan Party of this Amendment and the performance by each Loan Party of the Financing Agreement as amended hereby do not and will not require any authorization or approval of, or other action by, or notice to or filing with any Governmental Authority or regulatory body or the consent of any third party which has not yet been obtained;
     (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Loan Party, either Agent or any Lender;
     (f) After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default; and
     (g) After giving effect to this Amendment, the representations and warranties in the Financing Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
6. Conditions Precedent To Amendment
     The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof (the date of such effectiveness being herein called the “First Amendment Effective Date”):
     (a) Collateral Agent shall have received this Amendment, duly executed and delivered by the parties hereto, and the same shall be in full force and effect;
     (b) Collateral Agent shall have received payment in full in immediately available funds of the First Amendment Fee;
     (c) The representations and warranties herein and in the Financing Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though

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made on such date (except to the extent that such representations and warranties relate solely to an earlier date);
     (d) No Default or Event of Default shall have occurred and be continuing on the date hereof; and
     (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Borrower, any Guarantor, any Agent, or any Lender.
7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.
8. Entire Amendment; Effect Of Amendment. This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Financing Agreement expressly set forth in Section 2 hereof, the Financing Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Financing Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document. The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Financing Agreement or the other Loan Documents, and shall not operate as a consent to or waiver of any other matter under the Loan Documents.
9. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
10. Counterparts; Telecopy Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telecopy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopy also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
11. Miscellaneous.
     (a) Upon the effectiveness of this Amendment, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

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     (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Financing Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.
     (c) Except as expressly provided herein, (i) the Agents and the Lenders hereby reserve all remedies, powers, rights, and privileges that the Agents and the Lenders may have under the Financing Agreement or the other Loan Documents, at law (including under the Code), in equity, or otherwise; (ii) all terms, conditions, and provisions of the Financing Agreement and the other Loan Documents are and shall remain in full force and effect; and (iii) nothing herein shall operate as a consent to or a waiver, amendment, or forbearance in respect of any matter (including any Event of Default whether presently existing or subsequently occurring) or any other right, power, or remedy of the Agents or the Lenders under the Financing Agreement and the other Loan Documents. No delay on the part of the Agents and the Lenders in the exercise of any remedy, power, right or privilege shall impair such remedy, power, right, or privilege or be construed to be a waiver of any default, nor shall any partial exercise of any such remedy, power, right or privilege preclude further exercise thereof or of any other remedy, power, right or privilege.
[SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

LOAN PARTIES: LOUD TECHNOLOGIES INC., a Washington corporation, as US Borrower and as a US Guarantor
By:	/s/ Timothy P. O’Neil
	Name:	Timothy P. O’Neil
	Title:	CFO

GRACE ACQUISITIONCO LIMITED, a company organized under the laws of England and Wales, as UK Borrower
By:	/s/ Timothy P. O’Neil
	Name:	Timothy P. O’Neil
	Title:	VP

LOUD TECHNOLOGIES EUROPE PLC, a company organized under the laws of England and Wales, as a Foreign Guarantor
By:	/s/ James T. Engen
	Name:	James T. Engen
	Title:	Director

MACKIE DESIGN INC., a Washington corporation, as a US Guarantor
By:	/s/ Timothy P. O’Neil
	Name:	Timothy P. O’Neil
	Title:	VP

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FINANCING AGREEMENT]

SIA SOFTWARE COMPANY INC., a New York corporation, as a US Guarantor
By:	/s/ Timothy P. O’Neil
	Name:	Timothy P. O’Neil
	Title:	VP

SLM HOLDING CORP., a Delaware corporation, as a US Guarantor
By:	/s/ Timothy P. O’Neil
	Name:	Timothy P. O’Neil
	Title:	VP

ST. LOUIS MUSIC, INC., a Missouri corporation, as a US Guarantor
By:	/s/ Timothy P. O’Neil
	Name:	Timothy P. O’Neil
	Title:	VP
[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FINANCING AGREEMENT]

ABLECO FINANCE LLC, as Collateral Agent, and on behalf of itself and its affiliates as Lenders
By:	/s/ Daniel E. Wolf
	Name:	Daniel E. Wolf
	Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FINANCING AGREEMENT]

GMAC COMMERCIAL FINANCE LLC, as Administrative Agent and as a Lender
By:	/s/ Christopher M. Gauch
	Name:	Christopher M. Gauch
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FINANCING AGREEMENT]

FORTRESS CREDIT FUNDING I LP,
as a Lender

By:	Fortress Credit Funding I GP LLC,
its general partner

By:	/s/ Constantine Dakolias
Title:	CHIEF CREDIT OFFICER

FORTRESS CREDIT FUNDING II LP,
as a Lender

By:	Fortress Credit Funding II GP LLC,
its general partner

By:	/s/ Constantine Dakolias
Title:	CHIEF CREDIT OFFICER

FORTRESS CREDIT FUNDING III LP,
as a Lender

By:	Fortress Credit Funding III GP LLC,
its general partner

By:	/s/ Constantine Dakolias
Title:	CHIEF CREDIT OFFICER

FORTRESS CREDIT FUNDING IV LP,
as a Lender

By:	Fortress Credit Funding IV GP LLC,
its general partner

By:	/s/ Constantine Dakolias
Title:	CHIEF CREDIT OFFICER

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FINANCING AGREEMENT]

FORTRESS CREDIT OPPORTUNITIES I LP,
as a Lender

By:	Fortress Credit Opportunities I GP LLC,
its general partner

By:	/s/ Constantine Dakolias
Title:	CHIEF CREDIT OFFICER

FORTRESS CREDIT OPPORTUNITIES II LP,
as a Lender

By:	Fortress Credit Opportunities II GP LLC,
its general partner

By:	/s/ Constantine Dakolias
Title:	CHIEF CREDIT OFFICER

FCCD LIMITED, as a Lender

By:	/s/ Constantine Dakolias
Title:	CHIEF CREDIT OFFICER
[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FINANCING AGREEMENT]